Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

MASTER AGREEMENT

This MASTER AGREEMENT (this “Agreement”) is made as of the 21st day of February, 2012 (the “Effective Date”) by and among:

1.	DAVITA CARE PTE. LTD., a corporation organized under the laws of the Republic of Singapore (“DaVita”);

2.	DAVITA CHINA PTE. LTD., a corporation organized under the laws of the Republic of Singapore (“DaVita China”);

3.	3SBIO, INC., a company organized under the laws of the Cayman Islands (“3SBio”); and

4.	LIAONING SUNSHINE SCIENCE AND TECHNOLOGY DEVELOPMENT CO., LTD., a company organized under the laws of the People’s Republic of China (“Sunshine”)

The foregoing shall each be referred to as a “Party” and collectively, as “Parties.” DaVita and DaVita China are collectively referred to as the “DaVita Parties,” and 3SBio and Sunshine are collectively referred to as the “3SBio Parties”; DaVita China and Sunshine are also each referred to as a “JV Party” and collectively as “JV Parties”.

Capitalized terms used herein shall have the meanings given to such terms in Annex A of this Agreement.

R E C I T A L S

WHEREAS, DaVita is a wholly-owned indirect subsidiary of DaVita Inc., a leading independent global kidney care services company providing, among other things, dialysis services and related renal care services, and DaVita China is a wholly-owned subsidiary of DaVita;

WHEREAS, 3SBio operates a leading biopharmaceutical company in the PRC that, among other things, manufactures erythropoietin (“EPO”) in PRC, and Sunshine is highly experienced in building and operating renal treatment centers, including without limitation, providing dialysis services and related renal care services in the PRC; and

WHEREAS, the Parties desire to form joint venture enterprises and enter into various commercial agreements to provide dialysis and related renal treatment services to patients (the “Cooperation”) in Liaoning and Jilin Provinces, PRC (the “******** Territory”);

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

NOW, THEREFORE, upon the terms and conditions herein, and in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby expressly agree as follows:

ARTICLE I

SCOPE OF COOPERATION

Section 1.1. Scope. In order to realize the Cooperation, the Parties agree, subject to the terms and conditions of this Agreement, that DaVita China will invest US$14 million in cash, and Sunshine will invest US$6 million in cash and in kind, all to be used as specified in the Section I of the Funding Plan attached as Exhibit E (the “Funding Plan”), or otherwise agreed by the Parties, in consideration for a sharing of the Economic Benefits arising from the Cooperation based on the fundamental principle that DaVita China shall be entitled to 70% and Sunshine shall be entitled to 30% of all Economic Benefits derived from the activities described in Sections 1.1. A., 1.1. B., and 1.1. C., below (the “Fundamental Principle”). For this purpose, the Parties or their designated Affiliates will take a number of steps pursuant to this Agreement and PRC laws and regulations, as follows:

A.

Organize, form and fund according to the Funding Plan a joint venture company (“ManageCo”) in the ******** Territory, to be owned 70% by DaVita China and 30% by Sunshine, the primary purposes of which shall be during the Term: (i) to develop and manage Clinical Centers in the ******** Territory that are owned by 3SBio and/or its Affiliates, or owned jointly by the Parties, in accordance with a perpetual management service contract including the general terms set forth in Exhibit F (the “Management Service Contract ”); and (ii) to contract management services to Clinical Centers in the ******** Territory that are owned or managed by third parties;

B.

Organize, form and fund according to the Funding Plan a number of joint venture companies, the primary purpose of which shall be owning and operating Clinical Centers in the Territory, which will include the ******** to joint ventures of the ******** Centers when such ********s occur, and the ******** of ******** Centers in the ******** Territory, (collectively the “JV Clinic Companies”). Each of the JV Clinic Companies shall be owned 70% by DaVita China and 30% by Sunshine, or their Affiliates, and each shall be managed by ManageCo pursuant to a perpetual Management Service Contract. (The JV Clinic Companies, together with ManageCo, are also referred to as the “JV Entities”).

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

C.

Cause each of the JV Entities and ******** Centers to contract with a DaVita Affiliate and with a 3SBio Affiliate to receive a license for use of certain trademarks and other intellectual property rights, and corporate support, such as branding and brand management, marketing materials, etc., all on terms and conditions to be set forth in the applicable agreements.

D.

Cause DaVita China to pay to Sunshine, as a part of DaVita’s US$14 million Total Investment Amount, the sum of US$******** as set forth in Section 2.1, in consideration for the various rights and benefits described therein.

E.

Cause 3SBio’s and DaVita China’s respective Affiliates to contract for 3SBio’s Affiliates to ******** supply EPO to Clinical Centers owned or controlled by DaVita or its Affiliates (including all JV Clinic Companies) in PRC, on the general terms set forth in Exhibit C (the “******** EPO Supply Agreement”).

F.

If 3SBio obtains government approval for its business related to medical consumables and medical apparatus and instruments in PRC, then the Parties shall discuss in good faith whether to establish a cooperative relationship with respect to such businesses in PRC.

Section 1.2. Structure. The Parties intend the corporate structure for those aspects of the Cooperation described in Sections 1.1.A., 1.1.B. and 1.1.C. to be as shown in the Deal Chart attached as Exhibit A, which may be reviewed and updated by the Parties from time to time, in accordance with various options as explored by ManageCo pursuant to the Funding Plan.

Section 1.3. ManageCo. The JV Parties agree that they will set up ManageCo in accordance with the Funding Plan as soon as practicable after the execution of this Agreement. Upon the establishment of ManageCo:

A.

3SBio and its Affiliates will transfer and assign to ManageCo those of their employees selected by the DaVita Parties to become employees of ManageCo, together with a perpetual and irrevocable license to use all rights, assets, know- how, and other intellectual property related to the building, licensing, and operation of Clinical Centers, which are included among those items described in Section 2.1.

B.	ManageCo will perform the activities contemplated by this Agreement, including but not limited to:

(i)	providing services under a Management Service Contract to each of:

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

(a)	******** and any Third Party Centers, pursuant to Section 1.4,

(b)	the ******** Centers pursuant to Section 1.5, and

(c)	the JV Clinic Companies, pursuant to Section 1.7;

(ii)	leading the activities and process for securing Government Approvals and communicating with Government Officials, pursuant to Section 1.8;

(iii)	managing the ******** of the ******** Centers, and the ******** pursuant to Section 1.5.B. and 1.7;

(iv)	exercising other rights and performing other obligations hereunder, or as otherwise agreed by the Parties.

Section 1.4. Managed Centers. The Parties acknowledge and agree that as of the Effective Date, Sunshine is managing certain Clinical Centers in the ******** Territory that are owned by third parties (the “Managed Centers”) (a list of management contracts and Managed Centers is attached as Exhibit D).

A.

Subject to the consents of such third parties, Sunshine undertakes to use best efforts to arrange for the management contracts for ******** to be transferred to ManageCo, and to obtain all necessary consents or Government Approvals for such transfers. 3SBio Parties and their Affiliates shall cooperate with ManageCo and the relevant third parties, such that to the extent permitted by law and regulation ManageCo will assume all rights, responsibilities and obligations for providing management services to ********. In the event ManageCo is not permitted by law or regulation to provide all of the management services required by ********, or any necessary Government Approvals or third party consents cannot be secured, then 3SBio Parties shall coordinate with ManageCo to provide the balance of such required services.

B.

Any new opportunities arising during the Term to provide management services or other support to third parties in connection with the operation of Clinical Centers in the Territory shall be directed to ManageCo, and the services and support required by such third parties shall be provided as described in Section 1.4.A, above.

C.

For the avoidance of doubt, the Parties agree that Sunshine’s receivables and other ******** derived under the existing management contracts with ******** are as set forth in Exhibit D. To the extent *** of these ******** are not ******** to ******** pursuant to this Agreement, the *******Parties shall collect such ******** on behalf of ******** and shall pay the same (together with any ******* in ******* for such ******* in ******* of ******* of such ******* to ********, or as otherwise instructed in writing by ********, in accordance with the Funding Plan.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

Section 1.5. ******** Centers. The Parties also acknowledge that Sunshine has built, or is planning to build, Clinical Centers in the ******** Territory (“******** Centers”) (a list of the current and planned ******** Centers as of the Effective Date is attached as Exhibit D, and the specific assets which are to be included with each ******** Center upon completion of development are set out in Exhibit D-1).

A.	Upon establishment of ManageCo, Sunshine shall cause each of the ******** Centers to:

(i)	Enter into a perpetual Management Service Contract with ManageCo;

(ii)	Appoint DaVita nominees to the Governing Board as set forth in Section 1.9;

(iii)

Ensure all Economic Benefits arising from or in connection with the operation and ownership of each ******** Center will be shared in accordance with the Fundamental Principle as set forth in Section 1.1.

(iv)

Except as specifically provided otherwise herein, and without limitation to the provisions of the Management Service Contract, 3SBio Parties shall not sell, transfer, trade or otherwise dispose of their equity or commercial interest in any ******** Centers or material assets of any ******** Centers without the express prior written approval of ManageCo.

B.

Sunshine shall also cause ManageCo to be engaged to provide services in connection with ******* the *******, ********, and ******* of those ******** Centers which are yet to be licensed and operating as of such date of *******, including the ******* and ******* of the ******** Budget as described in Section 1.6. Within 30 days of the establishment of ManageCo, Sunshine shall provide ManageCo with a complete and detailed accounting of all such ******** costs incurred to date, and allow ManageCo to review and audit all its books and records related thereto.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

C.

At such time as ManageCo determines, in its sole discretion, that it would be commercially practicable for the ******** Centers to be converted into JV Clinic Companies (or legally possible for ManageCo to acquire the ******** Centers), then the Parties shall cooperate to effect such ******** (or acquisition), in accordance with the Funding Plan. Until such determination is made by ManageCo, the Parties shall continue to cooperate with ManageCo in causing the******** Centers to operate pursuant to the Management Services Contract and in accordance with the Funding Plan. Without limiting the foregoing, the Parties acknowledge that:

(i)	in the event of a ******** of the ******** Centers to ******, to the extent permitted by Chinese law and regulation, and consistent with the Fundamental Principle, ******** ******* shall be entitled to *******of the ******* in such ******* without any further capital contributions, and ******** Parties shall not in any event be required to invest more than the *************; and

(ii)

in the event of an *********** of the ******** Centers by ******* to the extent permitted by Chinese law and regulation, and consistent with the Fundamental Principle, ******** ******* shall not be required to invest further capital to finance such *******, and the ******** Parties shall not in any event be required to invest more than the ******* ******** *******.

Section 1.6. ******** Budget. As soon as reasonably practicable after the execution of this Agreement, the Parties shall review and approve the proposed ******** Budget, covering the following matters, in such format and detail as reasonably requested by DaVita China.

A.	******** Centers: The budget required to complete the ******** of the ******** Centers, covering in detail:

(i)	the actual costs incurred through December 31, 2011,

(ii)	actual costs incurred from and including January 1, 2012,

(iii)	the balance of projected costs for *******, and

(iv)	all other costs and expenses required to ******* of each ******** Centers.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

The Parties acknowledge the total costs of the ******** Budget for the ******** Centers are currently estimated to be approximately US$5.16 million, and the proposed funding for such costs shall be as described in Exhibit D and in Section II of the Funding Plan attached as Exhibit E.

B.

Management of ******** Budget. The 3SBio Parties, through their expertise, have concluded that approximately US$******* million is needed to complete the ******* and full ******** of the ******** Centers, as described in Exhibits D and D-1. In no event shall DaVita’s investment in the ******** of the ******** Centers exceed the $ ******* million described in the Funding Plan. Once established, ManageCo shall have responsibility and authority for managing and approving expenses under the ******** Budget, and ManageCo shall provide the Parties with a monthly status report describing the actual performance and variances, if any. Prior to establishment of ManageCo, the 3SBio Parties shall continue to perform the ******** of ******** Centers consistent with the ******** Budget, and will provide to DaVita Parties for their review and approval the monthly status report. Any variance from the ******** Budget prior to ManageCo’s establishment must be approved by the DaVita Parties. DaVita Parties and ManageCo shall have the right to audit, inspect, examine and make copies of books of account of ******** Centers and discuss the affairs of ******** Centers with their management, attorneys and accountants.

Section 1.7. New Centers. The JV Parties acknowledge and agree that they will jointly set up JV Clinic Companies to own, build and operate new Clinical Centers in the ******** Territory (the “New Centers”), or, if ***** determines that it is permitted to do so, ******* may *******, ******* and ******* the New Centers. *******shall lead the efforts to source and develop opportunities for New Centers, and will oversee the construction, development and approval of the New Centers as described in Section 1.5. B. ******* shall be ******* pursuant to a Management Service Contract with *******, as a *******, or as a branch or subsidiary of *******.

Section 1.8. Government Approvals. Promptly after the execution of this Agreement, 3SBio Parties and DaVita Parties shall form a working committee who will lead, manage and obtain, with all necessary assistance from the Parties, all required approvals, permits, certificates and licenses from Governmental Entities necessary for lawfully establishing and operating the JV Entities and effecting the transactions contemplated by this Agreement (“Government Approvals”), including those Government Approvals necessary for*******o provide the widest scope of services as described herein, and for securing the business license, medical practice license and approval of social insurance reimbursement for the ******** Centers and JV Clinic Companies for new and any existing patients (collectively, the “Approval Processes”). Upon the ******* of *******, the working committee shall transition to ******* the responsibility to lead, manage and handle, with all necessary assistance from the Parties, the Approval Processes in connection with the ******** and ******* of ******* Centers and JV Clinic Companies. ******* Parties will provide *******, ******** Parties and their designated representatives with access to and copies of all written materials that come into ******* Parties’ possession generated in connection with the Approval Processes, including but not limited to all correspondence to and from Governmental Entities. *******, ******** Parties and/or their representatives shall, at ******* or ******** Parties’ request, be permitted to participate in any and all discussions, whether conducted in-person or by telephone, with Governmental Entities concerning the Approval Processes. Each Party shall have the right to review in advance, and to the extent reasonably practicable each will consult the other on, all information relating to the other and its subsidiaries, that appear in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the transactions and actions contemplated hereby and the Funding Plan.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

Section 1.9. Board Oversight. The Parties agree that (i) promptly upon the execution of this Agreement each ******** Center shall be organized as a legal entity governed by a board of directors or a similar decision-making committee (“Governing Board”) consisting of three (3) persons, and (ii) upon their respective establishment, each *******shall likewise be organized as a legal entity governed by a Governing Board consisting of three (3) persons. For each such Governing Board, DaVita China shall have the right to name two (2) members, and Sunshine shall have the right to name one (1) member, and the Parties shall cause the persons so nominated to be elected to the Governing Board of each respective ******** Center entity and *******. Except as otherwise provided in this Agreement or by nonwaivable provisions of applicable law, the respective Governing Board shall have and exercise full power and discretion and exclusive and final authority with respect to the management of the affairs of such entity for the accomplishment of its purpose. 3SBio Parties agree not to circumvent, deny or impede the authority of the Governing Board by exercising shareholder, sponsor or equity holder rights to remove, disqualify or terminate any DaVita named members to the Governing Board at any time. 3SBio Parties shall ensure that (A) no ******** Center shall be sold, transferred, merged, traded or dissolved; and (B) no material assets of any ******** Center shall be sold, transferred, traded or disposed of without the prior written approval of the Governing Board controlled by DaVita named members, or by ManageCo or DaVita China if such Governing Board is not in place for whatever reasons. The Parties shall cause each such ******** Center and *******to indemnify, to the fullest extent permitted by law, each member of the Governing Board from and against any claims asserted in connection with their service on a Governing Board, and to maintain suitable directors and officers liability insurance coverage. Any breach of this Section 1.9 shall be considered a Material Breach of this Agreement.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

Section 1.10. DaVita and 3SBio Branding. Subject to DaVita’s and 3SBio’s terms of use for licensing third parties to use their trademarks, service marks and know-how for branding, promoting, marketing, and operating Clinical Centers, as determined by DaVita Parties and 3SBio Parties, respectively, at their sole and absolute discretion, the Parties shall cause the ******** Centers and the JV Entities to enter into license agreements with DaVita Parties or their Affiliate, and with the 3SBio Parties or their Affiliate, for ******** Centers and the JV Entities to use DaVita’s and 3SBio’s trademarks and service marks for branding, promotion and marketing purposes as described in Section 1.1. E, above, and to comply with all of DaVita’s and 3SBio’s terms and conditions required under such license agreements. The Parties also acknowledge that the Clinical Centers shall be co-branded, pursuant to these license agreements.

Section 1.11. Joint Efforts to Implement Cooperation. Each of the 3SBio Parties, DaVita Parties and ManageCo shall act in good faith to implement the Cooperation as described in this Agreement, including without limitation:

A.

Assignment, transfer and migration to ******* of 3SBio’s business involving ******* in the ******** Territory, through assignment of existing agreements, or the contracting of new management agreements between ******* and such third parties (including arrangements and provisions for 3SBio to continue lawfully providing any services which ******* is not permitted to perform under PRC laws and regulations, or for which ******* does not yet hold the required Governmental Approvals, but which shall nonetheless be part of the Cooperation) as described in Sections 1.3 and 1.4;

B.	Contracting with ******* for management services related to ******** and ******** Centers as described in Sections 1.3, 1.4 and 1.5;

C.	Contracting with ******* for ******** services in connection with the ******** as described in Section 1.7; and

D.

Completing all necessary Approval Processes (including but not limited to participation in social insurance reimbursement) in accordance with Section 1.8, for the transactions contemplated in this Agreement, including:

(i)	******* to provide services to ******** and the ******** Centers;

(ii)	the ******* of the ******** Centers’ businesses to *******, or their ******** to JV Entities, or alternative arrangements as described in Section 1.5, and

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

(iii)	the ******** and ******* of ******** as described in Section 1.6.

E.	Appointing DaVita China’s nominees to the Governing Boards of the ******** Centers as described in Section 1.9.

Nothing in this Section 1.11 shall be construed to limit, however, the rights, duties and obligations of any of the Parties arising under or in connection with this Agreement.

Section 1.12. Parties to the Cooperation and Various Agreements and Contracts. The Parties hereby acknowledge and agree that in order to realize the Cooperation, they shall execute or cause their respective Affiliates and other Persons acting on their behalf to execute various agreements and contracts and take necessary actions to form, fund, operate and manage the ******** Centers, Managed Centers, and JV Entities, and to perform the ******** EPO Supply Agreement, all as set forth in this Agreement. The various agreements and contracts to be entered into and actions to be taken by the Parties and their respective Affiliates and Persons acting on their behalf as part of the Cooperation, and the schedule for completing the same, shall be as described herein, set forth in the Funding Plan, or otherwise agreed by the Parties. As used in this Section 1.12, reference to “3SBio Parties” or “DaVita Parties” with regard to the agreement of the Parties for entering into and executing various agreements and contracts and actions for the Cooperation, shall also mean such 3SBio and DaVita Affiliates and Persons acting respectively on behalf of 3SBio and DaVita as agreed by the Parties.

ARTICLE II

CONSIDERATION AND OVERALL INVESTMENTS

Section 2.1. Consideration to Sunshine. As a part of the DaVita Total Investment Amount as described in Section 2.2. B(i), below, DaVita China shall pay to Sunshine a one-time sum of ******* US Dollars (US$*******). Such amount shall be payable in installments, in accordance with the timeframes and milestones for the payment of such consideration set forth in the Funding Plan, or as otherwise agreed by the Parties. The Parties acknowledge that without limitation to any other rights and obligations set forth herein, such payment is made as consideration for, among other things:

  as a premium for seventy percent (70%) majority control of the JV Entities,

  transferring and assigning to the Cooperation all of the 3SBio Parties’ existing clinical business, including all know-how, expertise, intellectual property and other intangible assets related to the dialysis services business, and to the building, operation and management of Clinical Centers,

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

  giving up all rights to engage in the dialysis business in the ******** Territory, except as provided in this Agreement, during the Term,

  permanently assigning and transferring key employees to ManageCo as described in Section 1.3.A,

  allowing DaVita Parties to name a majority of the members of each Governing Board pursuant to Section 1.9,

  agreeing to the non-compete obligation set forth in Section 3.1,

  agreeing to the non-solicitation obligation set forth in Section 3.3,

  providing a license for use of the 3SBio name and trademarks by Clinical Centers managed pursuant to a Management Service Contract,

  providing consulting services to ManageCo and the JV Clinical Companies for advice on locating and acquiring potential sites for new Clinical Centers, and contributing the ******** Centers and other Retained Assets and Retained Revenues to the Cooperation as set forth in Section 2.2.B(ii)

Section 2.2. Total Investment; Ownership Percentages; Form; Uses; Payment of Consideration.

A.

Total Investment. The total amount of capital contributions and investments to be made by the JV Parties in respect of the Cooperation, consisting of the consideration to be paid to Sunshine as described in Section 2.1, the contributions to the registered capital of the JV Entities, and the build-out and operational costs of ******** Centers, shall be Twenty Million US Dollars (US$20,000,000) (together, the “Total Investment”). The JV Parties shall allocate the Total Investment and make the investments at such times as set forth in the Funding Plan, or as otherwise agreed by the Parties. Unless specifically consented to in accordance with the terms hereof, in no event hereunder shall any of the Parties be required to contribute more than its share of the Total Investment.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

B.	Amount and Form of Investments.

(i)

DaVita China. In addition to the consideration to be paid to Sunshine pursuant to Section 2.1, DaVita China shall also invest******** US Dollars (US$********) of capital contribution, for a total investment amount of Fourteen Million US Dollars (US$14,000,000) (the “DaVita Total Investment Amount”). Such consideration and investment will be made according to the timelines and overall budget set forth in the Funding Plan, or as otherwise agreed by the Parties. Unless specifically consented to in writing in accordance with the terms hereof, in no event shall the DaVita Parties have any obligation to contribute more than the DaVita Total Investment Amount to the Cooperation.

(ii)

Sunshine. Sunshine shall invest Six Million US Dollars (US$6,000,000) of capital contribution (the “3SBio Total Investment Amount”), pursuant to the Funding Plan. Such investments will be made according to the timelines and overall budget set forth in the Funding Plan, or as otherwise agreed by the Parties. Sunshine’s investments in ******** Centers and the support of the Managed Centers will be deemed a part of the 3SBio Total Investment, which shall be assessed consistently with the principles set out in the Funding Plan. Unless specifically consented to in writing in accordance with the terms hereof, in no event shall the 3SBio Parties have any obligation to invest more than the 3SBio Total Investment Amount to the Cooperation.

(a)

Those assets retained by Sunshine but deemed a part of the Cooperation, as specifically referenced in this Agreement or otherwise agreed in writing by the JV Parties, or as approved by ManageCo as part of the budget approval process, are referred to herein as the “Retained Assets.” The DaVita Parties shall be entitled to share 70% in all Economic Benefits derived from the Retained Assets as per the Fundamental Principle.

(b)

The amount of revenues received directly by Sunshine on behalf of the Cooperation, as specifically referenced in this Agreement or otherwise agreed in writing by the JV Parties, or approved by ManageCo as part of the budget approval process, are referred to herein as the “Retained Revenues.” The DaVita Parties shall be entitled to share 70% in all Retained Revenues as per the Fundamental Principle.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

Section 2.3. Fundamental Principle. The Parties hereby acknowledge and agree that the Cooperation described in Sections 1.1.A., 1.1.B., and 1.1.C., or as otherwise restructured by the Parties, shall at all times be based on the fundamental principle that subject to the conditions of this Agreement, the DaVita Parties shall be entitled to 70% of the Economic Benefits realized from the Cooperation, and the 3SBio Parties shall be entitled to 30% of the Economic Benefits realized from the Cooperation, pursuant to the Fundamental Principle described in Section 1.1.

A.

The Parties shall endeavor to realize the Economic Benefits to be derived from the ******** Centers and the management contracts with the Managed Centers, and shall transfer, assign, or otherwise provide such Economic Benefits to ******** as described in this Agreement, to the extent permitted by applicable law.

B.

To the extent any such Economic Benefits are not provided to ******** or ********, Sunshine shall collect the same on behalf of********, and pay such collected amounts as directed by ******** from time to time, as ******** or ********, as described in the Funding Plan.

C.

In the event that by the end of the Term ******** Centers have ********become ******** by********, or been ******** to ******** or other similar********, Sunshine shall ******** these Clinical Centers and any other ******** at the end of the Term for a Fair Market Value, and ******** of such********or other ******** shall be********to****************

Section 2.4. Conditions Precedent to Contribution of Registered Capital of JV Entities. Notwithstanding the foregoing provisions of Article II, and except as required by the applicable laws and regulations of the PRC, neither JV Party shall have any obligation to make its respective contribution to the registered capital of any JV Entity, whether or not such JV Entity will be formed specifically for the purpose of this Agreement or by way of equity acquisition (and/or capital increase), unless each of the following conditions has been fulfilled (or otherwise waived by the Party making the investment):

A.	Each Party’s representations and warranties in ARTICLE VI are true, valid and correct as of the date of such investment;

B.	Each Party shall have executed and delivered all of the respective Relevant Agreements to which it is a party, pursuant to Section 4.1;

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

C.

Such JV Entity has secured all necessary Governmental Approvals, including to have received its business license with DaVita China as the 70% majority shareholder and Sunshine as the qualified 30% domestic shareholder;

D.	The results of the FCPA Review on the respective ******** Centers (and/or ********) and/or the other Party and its Affiliates are satisfactory to the reviewing Party.

E.

For each respective JV Entity other than ManageCo, a Management Service Contract has been concluded between such JV Entity and ManageCo specifying the management and operational services that ManageCo will provide, as described in Section 1.1.B.

F.	The results of the legal, financial, clinical and operational due diligence review of each respective ******** Center and******** are satisfactory to DaVita; and

G.	There is no uncured Material Breach of this Agreement or of any of the Relevant Agreements.

Section 2.5. Additional Financing. In order to comply with PRC laws and regulations for provision of the minimum amount of total invested capital, each ********may borrow such additional funds as it requires, and pledge its assets as security for such borrowing, subject to approval of its Governing Board. Any such additional financing shall be arranged solely as debt. As a general principle, and subject to approval of the Governing Board of the ********, such borrowings may be secured to the extent necessary by the assets of such ********y, without any requirement for a guaranty provided by either JV Party or an Affiliate of a JV Party.

ARTICLE III

NON-COMPETITION AND NON-SOLICITATION

Section 3.1. Non-Competition. For a period of 10 years from the Effective Date, none of the 3SBio Parties on the one hand, nor the DaVita Parties on the other, shall independently or as part of a joint venture or other business arrangement engage, directly or indirectly, in the business of owning, operating, managing, controlling, providing consulting services to, or otherwise having any financial or other involvement with, ********in the ******** ********as set forth in this Agreement, without the written consent of the other. For the avoidance of doubt, nothing in this Section 3.1 shall restrict ******** from entering into ******** for ******** in the ******** Territory.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

Section 3.2. Exception for the Parties After Total Contribution. After the Total Contribution has been made in full as set forth in the Funding Plan, all future investments by the Parties in the ******** Territory in Clinical Centers or the management of Clinical Centers (each, an “Additional Project”) shall be funded by cash contributions, pursuant to the Fundamental Principle set forth in Section 2.3. In the event one Party (a “Non-Participating Party”) does not wish to participate in an Additional Project proposed by the other Party (the “Participating Party”), however, after having had sixty (60) days to consider the Additional Project, the Participating Party may then pursue such opportunity, notwithstanding Section 3.1.

Section 3.3. Non-Solicitation.

A.

Neither the 3SBio Parties nor any of their Affiliates may, directly or indirectly, on their own behalf or on behalf of or in conjunction with any other Person, recruit, solicit, or induce, or attempt to recruit, solicit, or induce for employment or consultancy or other arrangement in PRC, or otherwise hire or so retain, an individual who is then, or within******** prior thereto was, an employee or consultant of any JV Entity or by the DaVita Parties or their Affiliates in connection with the Cooperation (an “Engaged Person”).

B.

Any breach of this covenant by the 3SBio Parties or any of their Affiliates shall be also be deemed to constitute a misappropriation of the DaVita Parties’ Confidential Information as described under Section 4.5, below, and in the event of such a breach, the 3SBio Parties shall pay to the DaVita Parties as liquidated damages an amount equal to One Million US Dollars (US$1,000,000) with respect to each such Engaged Person, without limitation to any other available remedy.

C.

The Parties further agree that in the event of such a breach (i) the injury will be "uncertain" or "difficult to quantify"; (ii) the amount of the liquidated damages is reasonable and considers the actual or anticipated harm caused by the covenant breach, the difficulty of proving the loss, and the difficulty of finding another, adequate remedy; and (iii) the amount of liquidated damages set forth in Section 3.3.B, above, is not a penalty.

D.	The obligations under this Section 3.3 shall survive for a period of two (2) years from the expiration or earlier termination of this Agreement.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

ARTICLE IV

ADDITIONAL COVENANTS

Section 4.1. Relevant Agreements, Further Assurances, Reasonable Commercial Efforts.

A.

The Parties agree to use Reasonable Commercial Efforts and negotiate in good faith to conclude the ********* Budget and the Relevant Agreements in accordance with the terms and conditions of this Agreement and the time frames as set forth in Exhibit G hereof.

B.

Each Party will use Reasonable Commercial Efforts to take, or cause to be taken, all actions; to file, or caused to be filed, all documents; and to do, or cause to be done, all things necessary, proper or advisable, in order to consummate and make effective the transactions and actions contemplated hereby and as necessary under the Funding Plan, as promptly as practicable.

C.	3SBio Parties shall cooperate with DaVita Parties in completing the legal and financial due diligence (including FCPA Review) on the ******** Centers as reasonably requested by DaVita Parties.

D.

3SBio Parties shall cause the construction and operation of each 3SBio’s Clinical Center to fully comply with all relevant laws and regulations, and shall strictly follow the ********* Budget and the Funding Plan as jointly approved by the Parties.

Section 4.2. Cooperation in Receipt of Government Approvals and Consents. Each Party shall cooperate with one another in (i) determining whether any Governmental Approval or other action by or in respect of, or filing with, any Governmental Entity is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in each case, in connection with the consummation of the transactions and actions contemplated hereby, and (ii) seeking any Government Approval or other consents, approvals or waivers, taking any actions, or making any filings, furnishing information required in connection therewith and seeking promptly to obtain any consents, approvals or waivers. Each Party shall permit the other Parties to review any communication given by it to, and consult with each other in advance of any meeting or conference with, any Governmental Entity or, in connection with any proceeding by a private party, with any other Person, and to the extent permitted by the applicable Governmental Entity or other Person, give the other Party the opportunity to attend and participate in the meetings and conferences, in each case in connection with the completion of the transactions.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

Section 4.3. Corporate Integrity. The Parties shall develop and implement, and shall cause the JV Entities to develop and implement, policies and procedures for:

A.	addressing transactions or other situations that may be generally characterized as a “conflict of interest”; and

B.	complying with applicable laws, rules and regulations relating to:

(i)	prohibitions on the use of any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to political activity;

(ii)

prohibitions on the making or authorizing any direct or indirect unlawful payments of money or anything of value to government officials or others on behalf of or to advance the interest of the JV Entities, or involving the JV Entities’ funds or property;

(iii)	prohibitions on the establishment or maintenance of any unlawful, unrecorded, or inaccurately recorded funds or transactions;

(iv)	the Foreign Corrupt Practices Act of 1977, including anti-bribery and accounting provisions, and the anti-corruption laws of the PRC, as amended, and any rules or regulations promulgated thereunder;

(v)	money laundering and any related or similar rules, regulations or guidelines;

(vi)	trade sanctions; and

(vii)	the receipt of any illegal discounts or rebates or any other violation of unfair competition laws.

Section 4.4. Public Announcements. The Parties shall consult with each other before issuing any press release or making any public statement with respect to this Agreement and the transactions contemplated hereby and, except as may be required by applicable law or any listing agreement with any national securities exchange, will not issue any such press release or make any public statement prior to such consultation.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

A.

The Parties hereby acknowledge that each Party has received and will receive access to information, processes, formulas, methods of doing business and similar items in connection with this Agreement and otherwise which may be considered confidential, proprietary or trade secrets, including customer lists and information and supplier lists and information of the other Party (the “Confidential Information”). Each Party agrees to protect, and shall be responsible to ensure that its Affiliates and other Persons acting on their behalf so protect, the Confidential Information to the same extent it protects its or their own confidential and proprietary information. During the Term and thereafter, neither Party nor any of its respective Affiliates or Persons acting on their behalf will use or disclose the Confidential Information of the other Party for any purpose other than in connection with the business of the Cooperation or to the extent reasonably necessary to complete the transactions and actions contemplated hereby. Neither Party shall at any time, during or after the Term, use, directly or indirectly, the other Party’s Confidential Information in any way, including, without limitation, to compete with the other Party’s business involving Clinical Centers anywhere in PRC. The Confidential Information shall not be deemed to include any information that:

(i)	is or becomes public knowledge (other than as a result of disclosure prohibited by this subsection (A));

(ii)	came lawfully into the possession of a Party, other than in connection with the transactions contemplated hereunder and without restriction on its subsequent disclosure or use by such Party; or

(iii)	was known prior to such disclosure hereunder free of any obligation to keep it confidential.

B.

No Party shall be deemed to have breached this Section 4.5 in the event it is required to disclose any Confidential Information by law, regulation, securities exchange or association requirement or by a valid and effective subpoena issued by a court of competent jurisdiction (in which case the Party so required to disclose Confidential Information of the other Party shall give written notice to and consult with such other Party prior to any such disclosure and, if practicable, take reasonable efforts to assure that confidential treatment will be accorded to such disclosure).

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

C.

Each Party agrees that any breach of this Section 4.5 will result in irreparable damage to the other Party for which such Party will have no adequate remedy at law and, therefore, if such a breach should occur, the breaching party consents to any temporary or permanent injunction or decree of specific performance by any court of competent jurisdiction in favor of enjoining any such breach, without prejudice to any other right or remedy to which the non-breaching party shall be entitled (and without requirement of any bond or similar security). Such remedies shall not be deemed to be the ******** remedies for a breach of this Section 4.5, but shall be in addition to all other remedies available in law and in equity.

D.

Each Party agrees that in the case of the termination of this Agreement, each Party will promptly deliver to the other Party all Confidential Information of the other Party (and all copies and extracts thereof) furnished to it by or on behalf of the other Party pursuant hereto. In such event, all other information prepared by a Party using or otherwise relating to the Confidential Information of the other Party shall be destroyed, and no copy thereof shall be retained.

Section 4.6. Regulatory Change Adjustments. If a Material Adverse Change occurs because any relevant authority in the PRC adopts new laws, regulations, rules or policies, amends or reinterprets existing laws, regulations, rules or policies, or alters its treatment of the Parties or the JV Entities, the Parties shall promptly consult with each other and use their best efforts to implement any adjustments necessary to preserve the Economic Benefits of the Parties as originally contemplated by this Agreement (“Regulatory Change Adjustments”). Without limitation of the foregoing, if a Regulatory Change Adjustment requires that either the 3SBio Parties or DaVita Parties must reduce their direct or indirect equity, commercial or financial interest in any JV Entity, such Parties shall have the right to transfer to a third party all or part of their equity interests in accordance with Chinese law and regulation; provided, however, the other party shall consent to such transfer and waive its pre-emptive right of purchase.

Section 4.7. Cooperation with ManageCo. 3SBio Parties shall cause the ******** Centers to execute and abide by the terms and conditions of the Management Service Contracts, and shall use best efforts to ensure that the Management Service Contracts are not terminated by any ******** Center for any reason, unless mutually agreed in writing by the Parties.

Section 4.8. Information Rights. 3SBio Parties shall cause each ******** Centers and ******** (if applicable) to provide to DaVita Parties and ManageCo information about its strategy, operations and finances, including without limitation financial and other reports and information. DaVita Parties and ManageCo shall have the right to audit, inspect, examine and make copies of books of account of ******** Centers and ******** (if applicable) and discuss the affairs of ******** Centers and ******** (if applicable) with their management, attorneys and accountants. If at any time any ******** Center and ******** (if applicable) incurs a material change (including but not limited to a Material Adverse Change) in strategy, operations and/or financial condition, it shall promptly inform DaVita Parties and ManageCo and provide DaVita Parties and ManageCo with information in sufficient detail as they may request about such change.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

Section 4.9. No Corrupt Payments to Government Officials or Any Other Parties. The Parties shall not pay, offer, promise or authorize the payment; directly or indirectly, of monies or anything of value to any Governmental Officials for the purpose of corruptly influencing any act or decision of such official, causing such official to act or fail to act in violation of his lawful duty, or causing the official to influence any act or decision of any government authority, in order to obtain or retain business, or direct business to any person, or for any other improper advantage.

Section 4.10. Transfer of Equity Interest in a JV Entity. Unless otherwise provided herein, the JV Parties shall strictly comply with the terms and conditions regarding the transfer of 3SBio’s equity interests in any JV Entity, as set forth in Exhibit H hereof.

ARTICLE V

TERM; TERMINATION

Section 5.1 Term. This Agreement shall continue in full force and effect upon execution hereof, and shall continue until the later of (i) the tenth (10th) anniversary of this Agreement or (ii) the date on which all of the JV Entities have ceased to operate, unless this Agreement is earlier terminated in accordance with the provisions below (the “Term”). For the avoidance of doubt, the term of the ******** EPO Supply Agreement shall not exceed ten (10) years unless otherwise agreed by the Parties in writing.

Section 5.2 Termination. Any Party may terminate this Agreement by giving written notice to the other Party if any of the following circumstances arises or occurs, and the matter cannot be resolved through good-faith discussion between the Parties:

A.	by mutual written agreement of the Parties;

B.	the other Party is in bankruptcy or insolvency proceedings;

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

C.	the other Party has breached, or is reasonably believed upon credible evidence to have breached, the covenants set forth in Section 4.9 with respect to any Government Official in the PRC.

Section 5.3 Effect of Termination; Survival.

A.

Unless agreed otherwise, in the event of termination of this Agreement as provided herein, this Agreement shall forthwith become void and neither Party shall be obligated to continue to perform under this Agreement; provided, however, that (i) nothing herein shall relieve either Party from liability for any breach of this Agreement that occurred before such termination and (ii) the terms of Sections 3.3, 4.5, 4.6, 5.3, Article VII, and Article VIII (and any other provision of this Agreement that by its terms is intended to survive, collectively the “Surviving Provisions”) shall survive any such termination.

B.

In the event any JV Entity has been established prior to the termination of this Agreement, the Parties may elect to continue such JV Entity; or if not, shall negotiate, upon the termination of this Agreement, in good faith to sell or otherwise dispose of their respective interests in such JV Entity in accordance with the relevant Charter Documents as well as relevant statutory provisions under PRC laws.

C.

In the event this Agreement is terminated in accordance with Section 5.2.B. or 5.2.C. and DaVita China has already invested any money into any JV Entity, the non-Breaching JV Party or the JV Party not involved in a bankruptcy or insolvency proceeding shall have the option to (i) put its equity interest in such JV entity to the other JV Party for the Fair Market Value of such equity interests at the time the put option is exercised or (ii) call the other JV Party’s equity interest in such JV entity for the Fair Market Value of such equity interests at the time the call option is exercised. Following the exercise of a put or call option pursuant to this Section 5.3.C. and within thirty (30) days after the determination of the Fair Market Value of the selling Party’s equity interest in such JV Entity, the purchasing Party shall pay the selling Party in cash the Fair Market Value for the equity interests being sold and the selling Party shall transfer such equity interests to the purchasing Party. Each Party shall use best efforts to secure the necessary Government Approvals to consummate the transactions described in this paragraph.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES BY THE PARTIES

Section 6.1. Representations and Warranties by DaVita Parties. The DaVita Parties represent and warrant to 3SBio that:

A.	Organization. Each of the DaVita Parties is duly organized and validly existing under the laws of the place of its formation.

B.

Authorization. Each of the DaVita Parties has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the DaVita Parties, enforceable against them in accordance with its terms. DaVita Parties are not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any third party or any Governmental Entity in order to consummate the transactions and actions contemplated hereby except otherwise required by United Stated Securities Exchange Commission or any stock exchanges.

C.

Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions and actions contemplated hereby, will (i) violate any applicable law to which any DaVita Party is subject or any provision of its Charter Documents, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which any DaVita Party is a party or by which it is bound or to which any of its assets is subject.

D.

Brokers’ Fees. DaVita Parties have no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions and actions contemplated hereby for which the DaVita Parties could become liable or obligated.

Section 6.2. Representations and Warranties by 3SBio Parties. 3SBio Parties represent and warrant to DaVita Parties that:

A.	Organization. Each of the 3SBio Parties is duly organized and validly existing under the laws of the place of its respective formation.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

B.

Authorization. Each of the 3SBio Parties has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the 3SBio Parties enforceable against them in accordance with its terms. 3SBio Parties are not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any third party or any Governmental Entity in order to consummate the transactions and actions contemplated hereby except otherwise required by United Stated Securities Exchange Commission or any stock exchanges.

C.

Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions and actions contemplated hereby, will (i) violate any applicable law to which any 3SBio Party is subject or any provision of its Charter Documents, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which any 3SBio Party is a party or by which it is bound or to which any of its assets is subject.

D.

Brokers’ Fees. 3SBio Parties have no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions and actions contemplated hereby for which the 3SBio Parties could become liable or obligated.

E.

******** Centers. Sunshine is the registered sole owner or sponsor of each ******** Center and has full power and discretion and exclusive and final authority with respect to the management of the affairs of each ******** Center. Operations of the ******** Centers comply with PRC laws and regulations and the assets of the ******** Centers have been lawfully obtained and are in good operational conditions, suitable for the purposes for which it is being used and currently planned to be used by the ******** Centers. The existing management contracts between Sunshine and the Managed Centers comply with the applicable laws, and have been duly performed by the relevant parties. The valuation of ******** Centers and the Economic Benefits under the existing management contracts with ******** as set forth in Exhibit D is based on the costs incurred, consistent with US generally accepted accounting principles, and unless otherwise specifically disclosed to the DaVita Parties in writing herein, such assets are free from any claims, liabilities, assessments or other encumbrances.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

Section 6.3. Compliance Representations and Warranties. 3SBio Parties represent and warrant, on behalf of themselves, their Affiliates, and the ******** Centers, to the DaVita Parties; and DaVita Parties represent and warrant to 3SBio Parties, that:

A.

No Corrupt Payments to Government Officials or Any Other Parties. The Parties have not paid, offered, promised, or authorized the payment, directly or indirectly, of monies or anything of value to any Governmental Officials for the purpose of corruptly influencing any act or decision of such official, causing such official to act or fail to act in violation of his lawful duty, or causing the official to influence any act or decision of any government authority, in order to obtain or retain business, or direct business to any person, or for any other improper advantage; and covenant they shall not do any of the foregoing at any time during the Term.

B.

No Violation of Statute or Regulation. No Clinical Centers owned by 3SBio Parties or their Affiliates have ever been charged or, according to 3SBio Parties’ knowledge, investigated or implicated in any violation of any governmental statute or regulation involving false, fraudulent or abusive practices relating to its permits, licenses, or participation in government-sponsored reimbursement programs, including false or fraudulent billing practices. All financial transactions associated with the Clinical Centers and these transactions have been properly and accurately recorded in reasonable detail that fairly describes the transactions.

C.

Internal Accounting Controls. The Parties maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed consistent with management’s authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with applicable accounting standards and to maintain accountability for assets, (iii) the parties track and monitor their assets and liabilities and those of their subsidiaries, and (iv) the recorded accountability for assets and liabilities is compared with existing assets and known and expected liabilities at reasonable intervals, and appropriate action is taken with respect to any differences.

ARTICLE VII

BREACH, LIABILITIES, AND INDEMNITY FOR BREACH

Section 7.1. Breach. If a Party fails to materially perform any of its covenants or obligations under this Agreement or any of the annexes hereof, or if any representation or warranty of that Party under this Agreement or in any of the Relevant Agreements is materially untrue or inaccurate as of the date hereof, the date of such Relevant Agreement, or the date of establishment of any JV Entity (a “Material Breach”), then that Party (“Breaching Party”) has breached this Agreement. In such case, the performing party may give the Breaching Party written notice that the Breaching Party has breached this Agreement and that, pursuant to Section 2.4. , no further capital contributions will be made until such Material Breach has been cured to the performing party’s satisfaction.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

Section 7.2. Liability in Case of Breach. In the event of a breach of this Agreement, the Breaching Party shall be liable to the performing Party for direct (but not consequential) damages incurred as a result of such Breaching Party's breach of this Agreement. The rights provided for in this Section 7.2 shall be in addition to any other remedies available to the performing Party. The termination of this Agreement shall not relieve any Party from any obligations accrued up to the effective date of such termination, including any right by the non-Breaching Party to exercise a put or call option, or relieve the Breaching Party from liability for damages to the performing Party for breach of this Agreement.

Section 7.3. Limitation of Damages. In no event shall a Party hereto be liable for special, incidental, consequential or punitive damages arising out of this Agreement or the exercise of its rights under this Agreement, including lost profits arising from or relating to any breach of this Agreement, regardless of any notice of such damages. Nothing in this Section 7.3 shall be deemed to limit the right of a performing Party to recover any or all losses incurred or suffered by it relating to or arising out of or in connection with fraud or intentional misrepresentation by the Breaching Party.

Section 7.4. Mutual Indemnity. Each Party shall indemnify and hold the other harmless for any losses, claims, damages, awards, penalties, or injuries incurred by any third party, including reasonable attorney's fees, which arise from any alleged breach of such indemnifying Party's representations and warranties made under this Agreement, provided that the indemnifying Party is promptly notified of any such claims. The indemnifying Party shall have the sole right to defend such claims at its own expense, subject to the other Party’s approval of legal counsel, which shall not be unreasonably withheld. The other Party shall provide, at the indemnifying Party's expense, such assistance in investigating and defending such claims as the indemnifying Party may reasonably request. This indemnity shall survive the termination of this Agreement.

Section 7.5. Cross-Default. A breach by a Party, its Affiliate or related Persons acting on their behalf of any Relevant Agreements shall be deemed to be a breach of this Agreement by such Party.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

ARTICLE VIII

MISCELLANEOUS

Section 8.1. This Agreement not to Constitute a Partnership. Each of the Parties to this Agreement is acting for its own account in entering into this Agreement and performing the obligations set forth herein, and none of the DaVita Parties on the one hand, nor the 3SBio Parties on the other, shall have any authority to bind the other in any manner.

Section 8.2. Assignment. Neither Party shall assign or transfer or purport to assign or transfer any of its rights or obligations hereunder or under any Relevant Agreement without the prior written consent of the other Party unless otherwise specified herein. The preceding sentence shall not preclude assignment or transfer to an Affiliate of a Party, provided that the assigning Party shall remain liable for the performance by such Affiliate of all obligations hereunder or thereunder.

Section 8.3. Governing Law; Waiver of Jury Trial.

A.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflict of laws of the State of New York or any other jurisdiction. For clarity, nothing in this Section 8.3 shall obviate any requirement that any JV Entity comply with the substantive laws of PRC except to the extent such law permits any provisions thereof to be waived or the application thereof to be modified by agreement of the Parties or by amendment of their Charter Documents.

B.	EACH PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 8.4. Arbitration.

A.

Any dispute, controversy or claim arising out of or related to this Agreement or the transactions contemplated hereby (including the obligation to arbitrate disputes), shall be resolved by arbitration administered by the Hong Kong International Arbitration Centre (“HKIAC”) in accordance with the Hong Kong International Arbitration Centre Administered Arbitration Rules effective at the submission of the Arbitration Notice (“HKIAC Rules”).

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

B.

The seat or legal place of arbitration shall be the Hong Kong Special Administrative Region of the PRC. Such arbitration shall be conducted in the English language (or if the Parties specifically agree in writing, both in the English and Chinese languages.)

C.

The arbitral tribunal shall be composed of three impartial and independent arbitrators: one selected by the claimant(s), one selected by the respondent(s) and the third selected by the other two party-selected arbitrators, or, if the other two party-selected arbitrators are unable to agree within twenty (20) days, by HKIAC, with such third arbitrator being the presiding arbitrator. The arbitral tribunal may, in addition to any other powers conferred by the HKIAC Rules: (i) enjoin a Party from performing any act prohibited, or compel a party to perform any act required, by the terms of this Agreement; (ii) where, and only where, a violation of this Agreement has been found, shorten or lengthen any time period established by this Agreement; and (iii) order such other legal or equitable relief as the arbitral tribunal deems appropriate. The arbitral tribunal shall not be empowered to award, and the Parties to hereby waive the right to claim, consequential or punitive damages, unless otherwise provided herein. The arbitrators shall render findings of fact and conclusions of law in a written award setting forth the basis and reasons for any decision rendered.

D.

All awards and decisions of the arbitral tribunal shall be final and binding on the parties to such arbitration, their Affiliates and the JV Entities and may not be appealed. Judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. In connection with any arbitration hereunder or the enforcement of any award rendered pursuant thereto, the Parties hereby waive all defenses based on the general invalidity or unenforceability of this Agreement or this Section 8.4.

E.

The arbitration proceeding shall be confidential and the arbitral tribunal may issue appropriate protective orders to safeguard the Parties’ confidential information. Except as required by law, no Party shall make (or instruct any arbitrator to make) any public announcement with respect to the proceedings or decision of the arbitral tribunal without the prior written consent of the other Parties. The existence of any dispute submitted to arbitration, any evidence submitted, and the award of the arbitral tribunal, shall be kept in confidence by the Parties and the arbitrators, except as required in connection with the enforcement of such award or as otherwise required by applicable law.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

F.

The provisions of this Section 8.4 shall not preclude either Party from seeking a temporary restraining order, or other interim or injunctive relief, from any court of competent jurisdiction, pending the resolution of the arbitration proceedings.

Section 8.5. Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of the Parties by their authorized representatives.

Section 8.6. Extension; Waiver. At any time prior to the execution and delivery of the Relevant Agreements, either Party hereto, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other Parties hereto, (b) waive any inaccuracies in the representations and warranties made to such Party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such Party contained herein. Any agreement on the part of a Party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by an authorized representative on behalf of such Party.

Section 8.7. Notices. All notices, claims, requests, demands, and other communications hereunder will be in writing and will be duly given if: (a) personally delivered or (b) sent by Federal Express or other reputable overnight courier (for next business day delivery), shipping prepaid, to the following addresses (or such other address as may be notified in accordance with this Section 8.7). Notice shall be deemed effective upon receipt. In addition, the Parties shall use Reasonable Commercial Efforts to also provide courtesy copies of such notices via email:

(a)	if to 3SBio Parties:	With a copy to:

	No.3 A1, Road 10	Bo Tan, CFO
	Shenyang Development Zone	Email: ********
Suite 200
Shenyang, PRC
Attention: Dr. Jing Lou
E-mail: ********
(b)	if to DaVita Parties:	With a copy to:

	DaVita Inc.	Dennis L. Kogod, COO
	601 Hawaii Street	E-mail:****************
El Segundo, CA 90245
	Attention: General Counsel	Atul Mathur, President, Asia-Pacific
	Kim M. Rivera, Esq.	E-mail: ****************
E-mail: ****************

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

Section 8.8. Headings. The section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect in any way the meaning of interpretation of this Agreement.

Section 8.9. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect. In the event that any portion of this Agreement shall be determined by any court of competent jurisdiction to be unenforceable by reason of its being extended over too great a period of time or too large a geographic area or over too great a range of activities, it shall be interpreted to extend only over the maximum period of time, geographic area, or range of activities as to which it may be enforceable. Each of the covenants herein shall be deemed a separate and severable covenant. It is the desire and intent of the Parties that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which such enforcement is sought. Accordingly, a court of competent jurisdiction is directed to modify any provision to the extent necessary to render such provision enforceable.

Section 8.10. Binding Nature. This Agreement shall be binding upon and inure solely to the benefit of each Party hereto, and, nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever by reason of this Agreement.

Section 8.11. Entire Agreement; Successors and Assigns. This Agreement embodies the entire agreement and understanding of the Parties in respect of the subject matter contained herein or therein. There are no agreements, representations, warranties or covenants other than those expressly set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective permitted successors and assigns.

Section 8.12. Relevant Agreements. The Relevant Agreements shall each set forth the specific rights and obligations of the Parties concerning the respective transactions comprising the Cooperation. The Parties acknowledge and agree that (i) as to each such transaction, none of the Parties shall have any legal obligations with respect thereto unless and until the Relevant Agreements with respect to such transaction have been duly executed; and (ii) the intentions of the Parties as set forth in this Master Agreement shall apply to the interpretation of the Relevant Agreements; provided, however that in the event of any inconsistency between this Master Agreement and any of the Relevant Agreements, the specific terms and conditions of the Relevant Agreements shall be controlling.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

Section 8.13. Counterparts. This Agreement may be executed in counterparts each of which shall constitute a duplicate original of the same instrument.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

IN WITNESS WHEREOF the Parties have entered into this Agreement the day and year first above written.

DAVITA CARE PTE. LTD.	3SBIO, INC.

By: _________________________	By: _________________________
Name:	Name:
Title:	Title:

DAVITA CHINA PTE. LTD.	LIAONING SUNSHINE SCIENCE AND
TECHNOLOGY DEVELOPMENT CO.
LTD.

By: _________________________	By: _________________________
Name:	Name:
Title:	Title:

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

ANNEX A

DEFINITIONS

In addition to the capitalized terms defined in this Agreement (including the Preamble and Recitals), the following terms as used in this Agreement shall have the meanings below:

“3SBio” has the meaning given in the Preamble.

“******** Centers” has the meaning given in Section 1.5.

“3SBio Parties” has the meaning given in the Preamble.

“3SBio Total Investment Amount” has the meaning given in Section 2.2.B(ii).

“Additional Project” has the meaning given in Section 3.2.

“Affiliate” means, with respect to any Person or group of Persons, a Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such Person or group of Persons.

“Agreement” has the meaning given in the Preamble.

“Approval Processes” has the meaning given in Section 1.6.

“Breaching Party” has the meaning given in Section 7.1.

“Charter Documents” shall mean articles of association, joint venture agreement or similar agreement (if applicable), or other comparable organizational documents for a JV Entity or a Party.

“Clinical Centers” means renal treatment centers, including stand alone or hospital units, that provide, among other things, dialysis and renal care services and/or related services such as hemodialysis, acute dialysis, aphaeresis services, peritoneal dialysis of any type, staff assisted hemodialysis, dialysis related laboratory and pharmacy services, vascular access related services, the provision of home dialysis services and supplies, the administration of dialysis-related pharmaceuticals (including, without limitation, EPO), Aranesp, iron supplements, vitamin D supplements, or other products related to the treatment of anemia and secondary hyperparathyroidism) to ESRD patients or to patients treated in an acute care hospital due to temporary kidney failure, and/or any other service or treatment for persons diagnosed as having ESRD, including any dialysis or renal care service provided in a hospital, and medical services for ancillary conditions such as diabetes, hypertension and other illnesses related, directly or indirectly, to renal failure.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

“Confidential Information” has the meaning given in Section 4.5.A.

“Cooperation” has the meaning given in the Recitals.

“DaVita” has the meaning given in the Preamble.

“DaVita China” has the meaning given in the Preamble.

“DaVita Parties” has the meaning given in the Preamble.

“DaVita Total Investment Amount” has the meaning given in Section 2.2.B(i).

“******** Budget” means the detailed budget for *******of the ******** Centers prepared by 3SBio in the format reasonably required by DaVita and to be delivered to and approved by DaVita as set forth in this Agreement.

“Economic Benefits” means all Economic Benefits actually received, or potentially to be derived, from ownership, development, control, or operation of any of the activities comprising the Cooperation as described in this Agreement, including the ******** Centers, the ********, the services provided to the Managed Centers and any other third-party Clinical Centers, and such other business or endeavors as the Parties may agree to include within the scope of the Cooperation.

“Effective Date” has the meaning given in the Preamble. “Engaged Person” has the meaning given in Section 3.3.A. “EPO” has the meaning given in the Recitals.

“******** EPO Supply Agreement” has the meaning given in Section 1.1.E.

“******** Territory” has the meaning given in the Recitals.

“Fair Market Value” shall be determined as follows: (i) the Parties shall each select a reputable appraiser to determine the Fair Market Value of the JV Entity; (ii) if (a) the difference between the value of each Party’s appraisal is less than or equal to ten percent (10%) of the higher of the two appraisals, Fair Market Value shall equal the aggregate of the two appraisals divided by two; or (b) the difference between the two appraisals is more than ten percent (10%) of the higher of the two appraisals, then, within twenty (20) days of the completion of both appraisals, each Party’s appraiser will jointly select a third appraiser for the purpose of making a final determination of Fair Market Value, which determination shall be completed within a period of sixty (60) days of the appointment of such appraiser and shall be binding. Notwithstanding the foregoing, for the purposes hereof the Fair Market Value of an equity interest being sold hereunder may not be less than the capital contributions made by the selling Party with respect to such equity interest.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

“FCPA Review” means assessment of internal policies and procedures and any interviews and data review required by DaVita or 3SBio for conducting anti-corruption due diligence.

“Fundamental Principle” has the meaning given in Section 1.1.

“Funding Plan” means the Funding Plan attached as Exhibit E, as amended and revised by the Parties from time to time.

“Governing Board” has the meaning given in Section 1.9.

“Governmental Entity” means any (A) nation, region, state, commonwealth, province, territory, county, municipality, village, district or other jurisdiction of any nature; (B) federal, state, local, municipal, foreign or other government; (C) department, agency or instrumentality of a government; (D) state-owned, state-controlled, or state-operated entity or enterprise, including but not limited to any government hospitals or academic institutions; (E) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, division, commission, organization, unit, or body and any court or other tribunal), (F) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature.

“Government Approvals” has the meaning given in Section 1.8.

“Government Official” means a Person who works for or is affiliated with an Governmental Entity.

“HKIAC” has the meaning given in Section 8.4.A.

“HKAIC Rules” has the meaning given in Section 8.4.A.

“JV Clinic Companies” has the meaning given in Section 1.1.B.

“JV Entities” has the meaning given in Section 1.1.B.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

“JV Parties” has the meaning given in the Preamble

“ManageCo” has the meaning given in Section 1.1.A.

“Managed Centers” has the meaning given in Section 1.4.

“Management Service Contract” has the meaning given in Section 1.5.

“Material Breach” has the meaning given in Section 7.1.

“New Centers” has the meaning given in Section 1.7.

“Non-Participating Party” has the meaning given in Section 3.2.

“Person” means an individual, a partnership, a company, an association, a limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization, or any other entity (including, without limitation, any Governmental Entity or any department, agency, or political subdivision thereof).

“PRC” means the People’s Republic of China exclusive of Taiwan, Hong Kong and Macau.

“Reasonable Commercial Efforts” means the efforts that a reasonable and prudent person, familiar with the relevant business circumstances and exercising commercially reasonable judgment. who desires to achieve a particular result, would use under such circumstances in order to achieve the desired result as expeditiously as reasonably possible.

“Regulatory Change Adjustments” has the meaning given in Section 4.6.

“Relevant Agreements” shall mean the following agreements:

(i)	JV Contract and Articles of Associations to set up ManageCo;

(ii)	JV Contract and Articles of Associations to set up the JV Clinical Companies (including Share Acquisition and Capital Increase Agreement if applicable);

(iii)	JV Management Agreements between ManageCo and ********of the ******** Centers, ******** of ********, and each of the JV Clinic Companies;

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

(iv)	******** EPO Supply Agreement;

(v)	License Agreements with DaVita and 3SBio;

(vi)	Third Party Management Service Agreements (if any); and

(vii)	Other agreements or documents necessary to consummate the Cooperation hereunder.

“Retained Assets” has the meaning given in Section 2.2.B(ii)(a).

“Retained Revenues” has the meaning given in Section 2.2.B(ii)(b).

“Sunshine” has the meaning given in the Preamble.

“Surviving Provisions” has the meaning given in Section 5.3.A.

“Term” has he meaning given in Section 5.1.

“Total Investment” has the meaning given in Section 2.2.A.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

EXHIBIT A

Deal Chart

1. 3SBio Centers 1-4 refer to ******** Centers, i.e., ********Center, ******** Center, ******** Center and ******** Center (as defined in Section 1.5) .

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

2. The above deal chart may be reviewed and updated by the Parties from time to time in accordance with various options as explored by ManageCo pursuant to the Funding Plan.

3. The proposed shareholding in each JV Entity will be subject to government approvals. Notwithstanding the percentage of actual shareholding in each entity, however, the overall sharing of Economic Benefits shall be consistent with the Fundamental Principle.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

EXHIBIT B

[Intentionally Omitted]

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

EXHIBIT C

Terms for ******** EPO Supply Agreement

As a part of the Master Agreement, the Parties agree to enter into an ******** EPO Supply Agreement for 3SBio to supply EPO to DaVita in PRC. For purposes of this exhibit, the term ‘DaVita” includes its affiliates and joint ventures, and the term “3SBio” includes its affiliates and joint ventures. Notwithstanding any provision of the Agreement, nothing in this Agreement or this Exhibit C shall be interpreted to legally bind either Party to enter into the ******** EPO Supply Agreement or the following terms unless and until (1) the definitive ******** EPO Supply Agreement is negotiated and fully executed by the Parties; (2) ManageCo is duly licensed, established and operational; and (3) each ******** Center located in ********, ********, ******** and ********has executed a definitive Management Service Contract with ManageCo. Subject to the foregoing, the ******** EPO Supply Agreement shall include the following terms and conditions as well as other terms and conditions agreed on by the Parties:

1.

EPO pricing shall be on ********basis. ******** shall be 3SBio’s agreement that, in any Province, 3SBio will not sell EPO at a price (net of rebates) to another service provider ******** the price charged to DaVita in that Province. In addition, DaVita will be entitled to a******** for********, to be negotiated, starting at********%. DaVita and 3SBio will agree on an independent audit process to ensure implementation of this understanding.

2.	DaVita has no obligation to source EPO from 3SBio in Provinces or any locations where 3SBio is not approved and licensed by Government Entities to supply EPO to DaVita.

3.

3SBio will make all reasonable efforts to supply EPO to DaVita as per the  ******** EPO Supply Agreement. In the event of ******** supply disruption by 3SBio, DaVita may purchase EPO from other supplier(s) in PRC as DaVita deems necessary in its ******** to meet its needs during the supply disruption. If ********supply disruption persists for more than ******** days and results in ******** to DaVita, then 3SBio shall either ******** the ********, or ******** DaVita for ******** to maintain exclusivity, provided such ********are supported by******** from DaVita. If ******** supply disruption persists for more than ******** days, DaVita may terminate ******** under this ******** EPO Supply Agreement.

4.

********understands and agrees that **************** may ******** into********n PRC. These ******** or parties with whom DaVita enters into ********may be subject to then ******** for the ******** of EPO to the******** or ******** ********(s) with ******** other than ********. In such event(s), **************** will make reasonable commercial efforts to ******** the then existing ******** unless there is a ******** associated with ******** . In the event the then existing ******** with the ********or ******** ********(s) have a********, ******** shall have the option to request **************** to take reasonable commercial efforts to********such ********, provided that ******** agrees to******** the ******** or ******** ********(s) for the ********of all********and offers to********in the ******** to the ******** or DaVita’s partner(s) at ******** of (1) the then existing EPO price of the ******** with the ******** or ******** ********(s), or (2) ******** pricing as per the EPO Supply Agreement as set forth in this Exhibit C.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

5.

In the event that ******** directly or indirectly more than a ********in a Clinical Center ******** within ******** of any****************Center (including any Clinical Centers in which**************** participates as a ******** as described above), **************** shall have the ********to ******** from a ******** than********for that **************** Center.

6.

For the purpose of the EPO Supply Agreement, “******** Competitor” means either: (1) an ******** of a ********enterprise with an******** for sale in either the ******** or ********, or (2) an enterprise that meets all the following criteria: (i) is proven to be ********in ******** of the ******** in********; (ii) has ******** more than ******** for ******** in ******** for the past ********; and (iii) meets **************** and ******** standards. ********will ******** or ******** any ******** written ******** received by **************** from a ******** Competitor within 90 days of ****************receiving such ******** (except for any ********). In the case that 3SBio does not consider matching the ******** (except for any ********), **************** will have the option to consider ******** from that ********.

7.

**************** is committed to ******** from ********, unless constrained by the ******** of a******** or other “decision maker” to ********a ******** from any ********, or ******** becomes unable to ******** the********or ******** of ********8. ******** must maintain ******** in order to keep the ******** described above. This includes, but is not limited to, product recalls for ********or failure to maintain******** current ********.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

9.	The term for the ******** EPO Supply Agreement will be 10 years, renewable upon mutual agreement.

10.

Unless otherwise agreed in writing by the Parties, the ******** EPO Supply Agreement will be subject to mutual review of******** in the event of any of the following within 3 years of execution of the Master Agreement: (a) any of the ******** Centers named in Exhibit D does not receive business licenses from Government Entities as contemplated by the Master Agreement; and (b) Any of the ******** Centers named in Exhibit D is not approved for Social Reimbursement by the appropriate Government Entities.

11.	******* agrees to indemnify and hold harmless ******** against any claim(s) that the ******* provided to ******* under the EPO Supply Agreement violates Chinese laws and regulations.

12.

If 3SBio obtains government approval for sale of its EPO in countries or regions other than the PRC, then the Parties shall discuss in good faith whether to establish a cooperative relationship with respect to the use of 3SBio’s EPO in DaVita Clinical Centers located in such countries or regions.

13.	Typical representations and warranties and other legal provisions for an agreement of its type to be mutually agreed upon by the Parties.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

EXHIBIT D

List of Management Contract Centers and ******** Centers.

Management Contract Centers
Name (English)	Name (Chinese)	Location	Assets value (receivables) as of 12/31/2011 (RMB'000)	Remaining Development Costs	License obtained	Nature of the entity
******* Center	*******	******* Liaoning Province	*******	N/A	Dialysis services	*******
*******Center	*******	*******, Liaoning Province	*******	N/A	Dialysis services	*******
******* Center	*******	*******, Liaoning Province	*******	N/A	Dialysis services	*******
******* Center	*******	*******, Liaoning Province	*******	N/A	Dialysis services	*******
*******Center	*******	*******, Liaoning Province	*******	N/A	Dialysis services	*******
TOTAL:			*******	N/A
******** Centers
Name (English)	Name (Chinese)	Location	Assets value as of December 31 2011(RMB'000)	Remaining ******** Costs(RMB’0 00)	License obtained	Nature of the entity
*******Center	*******	******* Liaoning Province	*******	*******	Dialysis services	*******
******* Center	*******	*******, Liaoning Province	*******	*******	Dialysis services	*******
******* Center	*******	*******, Liaoning Province	*******	*******	Dialysis services	*******

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

******* Center	*******	********, Jilin Province	*******	*******	Medical services	For profit
TOTAL:			*******	*******

***The assets value represents the actual value as of Dec 31 2011. The actual assets value is lower than the projected value because the second batch payment of RMB2 million for the acquisition of Yingkou hospital will be made in 2012 instead of Dec 2011.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

Exhibit D-1

List of Assets Associated with US$****M ******** Budget for ******** Centers

******** Centers
Name(English)	Stations	Equipment (RMB ‘000)	Other Assets (RMB ‘000)	TOTAL
******* Center	20	*******	*******	*******
******* Center	20	*******	*******	*******
******* Center	20	*******	*******	*******
******* Center	70	*******	*******	*******

Equipment includes (but is not limited to) dialysis machines, blood filtration machines, water treatment machines, ECG, beds/chairs, computer systems, laboratory equipment, pharmacy equipment, etc.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

EXHIBIT E

Funding Plan

(all amounts in US$1,000)

I.	Deployment of Investments from 3SBio and DaVita

Unless otherwise agreed by the Parties in accordance with the finalized structure of the Cooperation, the Total Investment described in Section 2.2 shall be invested as follows:

	Items	3SB	DaVita	Contributed
1.	Consideration to be paid to Sunshine by Davita China, per Section 2.1.	N/A	****** *

Paid in installments as described below.

a. Installment payment of ******* to be paid when all the following are complete:

(i) ManageCo is approved.

(ii) DaVita nominees appointed to Governing Board of ******** Centers, and

(iii) each ******** Center has executed a Management Services Contract with ManageCo.

b. Remaining balance of ******* to be paid in installments of******* each, upon the Government Authorities’ approval of each of the first four ******** (whether as JV Clinical Companies or otherwise).

2.	Other assets contributed to Cooperation	**** ***	N/A	Includes: (i) ******* in receivables from Management Centers as of December 31, 2011, per Exhibit D, and (ii) ******** Centers as described in Exhibit D, and valued by mutual agreement at a

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

	Items	3SB	DaVita	Contributed
maximum of *******.
3.	*******funding for ******** of ******** Centers from January 1, 2012	**** ***	****** *

Invested as outlined and agreed upon in the ******** budget. DaVita’s investment to be conditioned on:

(i) ManageCo is approved.

(ii) DaVita nominees appointed to Governing Board of ******** Centers, and

(iii) each ******** Center has executed a Management Services Contract with ManageCo.

4.	ManageCo Capital Contribution (includes initial working capital for ManageCo, and initial working capital for ******** Centers, which will be funded by loans from ManageCo)	**** ***	****** *

Contributed when all the following are complete:

(i) ManageCo is approved.

(ii) DaVita nominees appointed to Governing Board of ******** Centers, and

(iii) each ******** Center has executed a Management Services Contract with ManageCo.

5.	JV Clinical Centers / ******** Capital Contribution	**** ***	****** *	Contributed in 70:30 ratio in such amounts as required by then-current minimum registered equity requirements. Payments to be made, once each JV Clinical Center is approved, in accordance with the funding plan and JV Agreement for the relevant JV Entity.
	TOTAL:	6,000	14,000

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

  For purposes of the Funding Plan, “approval” means securing all Government Approvals necessary for such JV Entity to be formed and existing, and actually performing services as a licensed health care services provider.
  For each JV Entity, other than ManageCo, the first installment shall be at least ******* (*******%) of the total minimum required equity amount, and shall be paid within three (3) months after the issuance of the business license, with the remainder to be paid in within two years after the issuance of the business license, as per the business plan to be outlined and agreed by the Parties, or as otherwise required by law or regulation.
  For ManageCo-related expenses between January 1, 2012 and the formation date that are consistent with the budget approved by the Parties, such expenses will be funded via loan from Sunshine to ManageCo in formation, or as otherwise agreed by the Parties. This arrangement will apply to the costs and expenses incurred for those employees who transfer to ManageCo from Sunshine. Similar arrangements may be made for expenses related to any other JV Entity incurred prior to its establishment.
  Additional conditions precedent applicable to contributions are set forth in Section 2.4
II.	Summary of ******** Costs for ******** Centers

	Item	Amount	Source
1.	Costs incurred as of December 31, 2011 related to ******** of ******* Centers	*******	N/A. (See description of specific costs set forth in Exhibit D.)
2.	Remaining ******* acquisition costs	*******	Sunshine. (See footnote in Exhibit D)
3.	Remaining ******** costs for ******* Centers	*******	******* to be invested by DaVita China, and ******* to be invested by Sunshine, as set forth in Item 3 of the Summary Plan Allocation in Section I., above. In addition, ******* in receivables from

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

Item	Amount	Source
Managed Clinics shall be contributed, as set forth in Exhibit D.
Total:	*******

III.	Further Revisions or Updates

The parties shall discuss in good faith any necessary revisions or updates to this Funding Plan in light of PRC regulation of foreign exchange, changes to the regulatory requirements governing foreign investment in the health care industry in PRC, or the interpretation of such requirements, or other fundamental changes affecting the Cooperation.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

EXHIBIT F

Key Terms of Management Service Contract

DaVita Parties shall propose the details for operation of ManageCo and provisions for management and services contracts (“Management Service Contracts”) to be entered into between ManageCo and Clinical Centers in the ******** Territory which are (i) owned by 3SBio Parties and/or its Affiliates, (ii) owned jointly by the Parties, or (iii) owned by third parties. Management Service Contracts shall have the following provisions, subject to approval of necessary Government Entities if applicable, and such further terms and conditions as the Parties may agree in writing

A. Objective: ManageCo shall seek to provide Clinical Centers with quality services consistent with the standards, processes, protocols and procedures of DaVita.

B. Business Scope of ManageCo: Hospital management (exclusive clinic activities), hospital management consulting, market research, investment advice, economic and trade consultation, business management consulting, project management consulting, business planning, technology development, marketing, promotion, service and support, technical management and training (subject to final approval by Government Entities) (additional services may be added by mutual agreement of the Parties and upon completion of *******).

C. Services: ManageCo will be responsible for the following activities, to the extent permitted by applicable law and regulations:

(i)	Oversee ******** and ******* of the ******* Centers and ********

(ii)	Develop and manage operating, clinical, and compliance policies and procedures

(iii)	Billing, collection, and bank account management

(iv)	Recruiting, hiring, training, performance appraisal, and termination (if necessary) of employees

(v)	Oversee and manage annual budget and financial planning processes

(vi)	Manage and control marketing, branding, promotions, and public relations

(vii)	Such other or additional services as may be determined by the Parties

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

The Parties shall consult and cooperate in good faith to take all necessary actions or adjustments to ensure the services provided by ManageCo are consistent with the regulatory requirements in PRC.

D. Term: The Management Service Agreement shall be irrevocable and perpetual, except as set forth below.

E. Termination:

1.

The Management Service Contract may not be terminated unless ManageCo willfully fails to provide service or provides service in a grossly negligent manner to Clinical Centers for a continuous period of no less than 1 year and then, only upon written notice of such breach, with 180 days opportunity to cure (the “Grace Period”). If ManageCo has cured such breach during the Grace Period, ManageCo shall not be considered in breach of the Management Service Contract.

2.

In the event of such a willful or grossly negligent breach which is not cured within the Grace Period, the Clinical Centers may terminate the Management Service Contract ONLY upon one hundred eighty (180) days prior notice, and payment to ManageCo of an early termination payment. The amount of such termination payment shall be US$2 million if such premature termination occurs in the first year after the execution of the Management Service Contract. If the premature termination occurs after the first anniversary of the execution of Management Service Contract, then the amount of such termination payment shall be increased at a rate of 10%, compounded annually.

F. Information Rights: Each ******** Center and each ******* Center (if applicable) shall provide to DaVita, and to ManageCo upon its formation, information about its strategy, operations and finances, including without limitation financial, clinical, and other reports and information. DaVita and ManageCo shall have the right to audit, inspect, examine and make copies of books of account of ******** Centers and ******** (if applicable) and discuss the affairs of ******** Centers and ******** (if applicable) with their management, attorneys and accountants. If at any time any of the above Clinical Centers incurs a material change in strategy, operations and/or financial condition, it shall promptly inform DaVita and provide DaVita with information in sufficient detail about such change.

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

EXHIBIT G

Timeline for the Relevant Agreements

The Parties agree to cooperate and each use Reasonable Commercial Efforts to conclude this Agreement, and draft, negotiate and conclude the Relevant Agreements according to following evolving timeline, or as soon thereafter as commercially practicable, subject to changes agreed by the Parties:

1.	Signing of this Agreement: February 21, 2012

2.	******** Budget: February 29, 2012

3.	JV Contract, Articles of Association, and Feasibility Study for ManageCo: March 30, 2012

4.	******** EPO Supply Agreement: March 30, 2012

5.	Form of Management Service Contracts for ******** Centers: April 27, 2012

6.	Form of Management Service Contract for *******Centers: April 27, 2012

7.	DaVita and 3SBio License and Service Agreements: April 27, 2012.

8.	JV Contract and Articles of Association, and Feasibility Study to set up the JV Clinical Companies (including Share Acquisition and Capital Increase Agreement if applicable): To Be Determined

Exhibit 4.10

1.

“ ***** ” INDICATES THAT CERTAIN CONTENTS, WITH ASTERISKS AS THE PLACEHOLDER, HAVE BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED CONTENTS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	Except as described above, below is the original text of the contract.

EXHIBIT H

Transfer Of 3SBio’s Equity Interest In The Cooperation

1.

Transfer to *******. For a period of 5 years, the ******* Parties shall not sell or transfer any of their interests in the Cooperation. Thereafter, subject to mutual agreement, timing, and regulatory requirements, the ******* Parties may sell all or part of such interests to ******** Parties at Fair Market Value.

2.

Transfer to an Affiliate. Notwithstanding the provisions of Section 1, a ******* Party may transfer all or part of its interests in the Cooperation to its Affiliates, provided that the transfer shall not relieve the ******* Party from any of its obligations under this Agreement and the ******* Parties hereby unconditionally guarantee to the ******** Parties the full performance by such Affiliate of all obligations arising hereunder.